Exhibit (h)(xxvii) under Form N-1A
                                              Exhibit 10 under Item 601/Reg. S-K



                                   EXHIBIT B
                        TO FUND PARTICIPATION AGREEMENT
                                     AMONG
                       NATIONWIDE LIFE INSURANCE COMPANY,
                 NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY,
                              MTB GROUP OF FUNDS,
                       MTB INVESTMENT ADVISORS, INC., AND
                            EDGEWOOD SERVICES, INC.

                   APPLICABLE FUND                       CUSIP
             MTB Large Cap Growth Fund II             55376T 73 4
             MTB Large Cap Value Fund II              55376T 65 0
   MTB Managed Allocation Fund: Moderate Growth II 55376T 57 5 MTB Managed Allocation Fund: Aggressive Growth II 55376V 81 2
 MTB Managed Allocation Fund:  Conservative Growth II 55376V 82 0



       IN WITNESS WHEREOF, each of the parties has caused this Exhibit B to be executed in its name and on its behalf by its duly authorized representative as of March 8, 2005, to become effective on May 1, 2005.

NATIONWIDE LIFE INSURANCE COMPANY AND          MTB GROUP OF  FUNDS,
NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY, on its behalf and on behalf of each Fund named in Exhibit B, as
                                               may be amended from time to time


By its authorized officer,                     By its authorized officer,


By:  /s/ Gary Bernat                           By:  /s/ Beth S. Broderick
Name:  Gary Bernat                             Name:  Beth S. Broderick
Its:  Assistant Treasurer                      Its:  Vice President
Date:                                          Date:

EDGEWOOD SERVICES, INC.                        MTB INVESTMENT ADVISORS, INC.




By its authorized officer,                     By its authorized officer,


By:  /s/ Charles L. Davis, Jr.                 By:  /s/ William F. Dwyer
Name:  Charles L. Davis, Jr.                   Name:  William F. Dwyer
Its:   President                               Its:  President & CIO
Date:                                          Date:

                                   EXHIBIT E
                        TO FUND PARTICIPATION AGREEMENT
                                     AMONG
                       NATIONWIDE LIFE INSURANCE COMPANY,
                 NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY,
                              MTB GROUP OF FUNDS,
                       MTB INVESTMENT ADVISORS, INC., AND
                            EDGEWOOD SERVICES, INC.

                        FUNDS                         BASIS POINTS PER ANNUM
 MTB Large Cap Growth Fund II                                 0.35%
 MTB Large Cap Value Fund II                                  0.35%
 MTB Managed Allocation Fund - Aggressive Growth II           0.35%
 MTB Managed Allocation Fund - Conservative Growth II         0.35%
 MTB Managed Allocation Fund - Moderate Growth II             0.35%



       IN WITNESS WHEREOF, each of the parties has caused this Exhibit E to be executed in its name and on its behalf by its duly authorized representative as of March 8, 2005, to become effective on May 1, 2005.

NATIONWIDE LIFE INSURANCE COMPANY AND          MTB GROUP OF  FUNDS,
NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY, on its behalf and on behalf of each Fund named in Exhibit B, as
                                               may be amended from time to time


By its authorized officer,                     By its authorized officer,


By:  /s/ Gary Bernat                           By:  /s/ Beth S. Broderick
Name:  Gary Bernat                             Name:  Beth S. Broderick
Its:  Assistant Treasurer                      Its:  Vice President
Date:                                          Date:

EDGEWOOD SERVICES, INC.                        MTB INVESTMENT ADVISORS, INC.




By its authorized officer,                     By its authorized officer,


By:  /s/ Charles L. Davis, Jr.                 By:  /s/ William F. Dwyer
Name:  Charles L. Davis, Jr.                   Name:  William F. Dwyer
Its:   President                               Its:  President & CIO
Date:                                          Date: